UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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ING INVESTORS TRUST
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ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

December 6, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (the “Portfolios”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Portfolios. The Special Meeting is scheduled for 1:00 P.M., Local time, on January 16, 2014, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of each Portfolio will be asked to vote on a Plan of Liquidation and Dissolution (the “Proposal”).

 Formal notice of the Special Meeting appears on the next page, followed by the proxy statement (the “Proxy Statement”). The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” the Proposal.

If the Proposal is approved by shareholders and you have not elected to move your contract/account value to a new investment option prior to the liquidation of your Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in Class S shares of ING Liquid Assets Portfolio.

If you are a Variable Contract Holder whose Variable Contract includes a Portfolio as an investment option, please consult the supplement provided to you by your insurance company or call (800) 366-0066 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes a Portfolio as an investment option, please consult your plan documents or contract your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than January 15, 2014.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Scheduled for January 16, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (the “Portfolios”) is scheduled for 1:00 P.M., Local time on January 16, 2014 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

1.              To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of each Portfolio

2.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposal to be placed before the Special Meeting. The Board recommends that you vote “FOR” the Proposal. Shareholders of record as of the close of business on October 25, 2013 are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than January 15, 2014, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

December 6, 2013

PROXY STATEMENT

December 6, 2013

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO

ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO

 (each a series of ING Investors Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 366-0066

Special Meeting of Shareholders

Scheduled for January 16, 2014

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on January 16, 2014

This Proxy Statement and Notice of Special Meeting are available at:
www.proxyvote.com/ing

TABLE OF CONTENTS

Introduction	1

What is happening?	1

Why did you send me this booklet?	1

Who is eligible to vote?	1

How do I vote?	2

How does the Board recommend that I vote?	2

When and where will the Special Meeting be held?	2

How can I obtain more information about the Portfolios?	2

Who are the affiliated service providers to the Portfolios?	3

Proposal One: Approval of the Liquidation Plan	5

What is the Proposal?	5

Why is a liquidation proposed?	5

If approved by shareholders, how will the Liquidation Plan be executed?	5

How will the Liquidation Plan affect the value of my Variable Contract or Qualified Plan?	6

Are there any federal income tax consequences?	7

Who pays the costs of the Portfolios’ liquidations?	7

What is the required vote?	7

What happens if a Portfolio’s shareholders do not approve the Proposal?	7

General Information about the Proxy Statement	8

Who is asking for my vote?	8

How is my proxy being solicited?	8

What happens to my proxy once I submit it?	8

Can I revoke my proxy after I submit it?	8

How will my shares be voted?	8

How many shares are outstanding?	9

Can shareholders submit proposals for a future shareholder meeting?	10

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?	10

Why did my household only receive one copy of this Proxy Statement?	10

Who pays for this Proxy Solicitation?	10

Appendix A: Information about ING Liquid Assets Portfolio	12

Investment Objective	12

Fees and Expenses of the Portfolio	12

Principal Investment Strategies	13

Principal Risks	14

Portfolio Management	16

Appendix B: Plans of Liquidation	18

ING American Funds Global Growth and Income Portfolio	18

ING American Funds International Growth and Income Portfolio	21

Appendix C: Beneficial Ownership	26

INTRODUCTION

What is happening?

On September 12, 2013, the Board of Trustees (the “Board”) of ING American Funds Global Growth and Income Portfolio (“Global Portfolio”) and ING American Funds International Growth and Income Portfolio (“International Portfolio,” together with Global Portfolio, the “Portfolios”), pursuant to a recommendation by the investment adviser to the Portfolios, ING Investments, LLC (the “Adviser”), approved a Plan of Liquidation and Dissolution (each a “Liquidation Plan”) for each of the Portfolios, which provides for the liquidation and dissolution of each Portfolio. At the special meeting to be held on January 16, 2014 (the “Special Meeting”), shareholders will be asked to approve the Liquidation Plan with respect to each Portfolio in which they have an interest (the “Proposal”).

Why did you send me this booklet?

Shares of one or both of the Portfolios have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”). This booklet includes the Proxy Statement and a Proxy Ballot or Voting Instruction Card for each Portfolio. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

The insurance companies and Qualified Plans or their trustees, as record owners of the Portfolios’ shares are, in most cases, the true “shareholders” of the Portfolios; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the Proposal, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.

This booklet also includes certain information about Class S shares of ING Liquid Assets Portfolio in Appendix A. If the Proposal is approved by shareholders of your Portfolio and you have not elected to move your contract/account value to a new investment option prior to the liquidation of your Portfolio, upon the liquidation of the Portfolio, your contract/account value will be reinvested in Class S shares of ING Liquid Assets Portfolio.

Who is eligible to vote?

Shareholders holding an investment in shares of a Portfolio as of the close of business on October 25, 2013 (the “Record Date”) will be eligible to vote at the

Special Meeting or any adjournments or postponements thereof with respect to each Portfolio in which they have an interest. To be counted, the properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m. on January 15, 2014.

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•                  By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot or Voting Instruction Card.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How does the Board recommend that I vote?

The Board recommends that shareholders of each Portfolio vote “FOR” the Proposal.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on January 16, 2014, at 1:00 P.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/vp/literature or by contacting the Portfolio at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Who are the affiliated service providers to the Portfolios?

Adviser to the Portfolios

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has overall responsibility for the management of the Portfolios. ING Investments oversees all investment advisory and portfolio management services for the Portfolios. ING Investments is registered with the SEC as an investment adviser.

The Adviser is an indirect, wholly-owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory agreements under which the Adviser provides services to each Portfolio. In order to ensure that the existing investment advisory services can continue uninterrupted, the Board approved new advisory agreements for the Portfolios, in connection with the IPO. In addition, shareholders of each Portfolio were asked to approve new investment advisory agreements prompted by the IPO, as well as any future advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Portfolios approved the new advisory agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. As of December 31, 2012, ING Investments managed approximately $46.2 billion in assets.

Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio.   The Administrator’s principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

PROPOSAL ONE

What is the Proposal?

At the Board’s September 12, 2013 meeting, the Board, including those Trustees who are not “interested persons” of the Portfolios (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a recommendation by the Adviser, approved the Liquidation Plan and directed that it be submitted to each Portfolio’s shareholders for approval. A copy of the Liquidation Plan for each Portfolio, which provides for the complete liquidation of all assets of the Portfolios, is attached to this Proxy Statement as Appendix B.

Shareholders of each Portfolio will vote separately on the Proposal. The liquidation of one Portfolio will not be contingent upon shareholder approval of the Proposal by the other Portfolio.

Why is a liquidation proposed?

The Portfolios have failed to garner and maintain sufficient assets to reach scale and the Adviser, does not anticipate that the Portfolios will be able to attract sufficient additional assets in the foreseeable future to maintain viability. As of June 30, 2013, Global Portfolio had $19.3 million in net assets and International Portfolio had $14.5 million in net assets.

If approved by shareholders, how will the Liquidation Plan be executed?

If the Liquidation Plan is approved by shareholders of a Portfolio, it is expected to be effective on or about January 17, 2014 (“Effective Date”) with respect to that Portfolio (a “Liquidating Portfolio”). As soon as practicable following the Effective Date, but in no event later than February 7, 2014 (the “Liquidation Date”), the Liquidating Portfolio will be liquidated in accordance with the terms of the Liquidation Plan. All portfolio securities of the Liquidating Portfolio not already converted to cash or cash equivalents will be converted to cash or cash equivalents.

Between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Liquidating Portfolio will pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Liquidating Portfolio. If the Liquidating Portfolio is unable to pay, discharge or otherwise provide for any of its liabilities during its Liquidation Period, the Liquidating Portfolio may: (i) retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Liquidating Portfolio on the Liquidating Portfolio’s books as of the Liquidation Date; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Liquidating Portfolio on the Liquidating Portfolio’s books.

Upon the termination of the Liquidation Period, the Liquidating Portfolio’s assets will be distributed ratably among its shareholders of record in one or more cash payments, which will, unless otherwise instructed, immediately be reinvested in Class S shares of ING Liquid Assets Portfolio. The proportionate interests of shareholders in the assets of the Liquidating Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on January 17, 2014 (the “Closing Date”). At the Closing Date, the Liquidating Portfolio’s books will be closed and, subject to applicable law, the shareholders’ respective interests in the Liquidating Portfolio will not be transferable or redeemable. The first distribution of the Liquidating Portfolio’s assets is expected to consist of cash representing substantially all the assets of the Liquidating Portfolio, less the amount reserved to pay creditors of the Liquidating Portfolio, if any.

The officers of the Portfolios may change the Effective Date, the Liquidation Date, or the Closing Date, as appropriate to facilitate the Liquidation. Shareholders will be notified of any material change to the Liquidation Plan.

How will the Liquidation Plan affect the value of my Variable Contract or Qualified Plan?

The Liquidation Plan is not expected to affect the value of your interest in your Variable Contract or Qualified Plan. As discussed above, the Portfolios are only available as investment options for Variable Contract Holders and for Plan Participants. Prior to the proposed liquidation, Variable Contract Holders and Plan Participants will be provided an opportunity to transfer their assets to the other investment options available under their Variable Contracts or their Qualified Plans, respectively. In the event that shareholders approve the Liquidation Plan and a Variable Contract Holder or Plan Participant does not select a new investment option prior to the Portfolio’s Liquidation Date, the proceeds will be placed in Class S shares of ING Liquid Assets Portfolio. Variable Contract Holders and Plan Participants may have other investment options through their variable annuity platforms and Qualified Plans, respectively. If you are a Variable Contract Holder whose Variable Contract includes a Portfolio as an investment option, please consult the supplement provided to you by your insurance company or call (800) 366-0066 for more information on other investment options available to you and instructions on how to transfer your contract value. If you are a Plan Participant whose Qualified Plan includes a Portfolio as an investment option, please consult your plan documents or contact your plan administrator for more information on other investment options available to you and instructions on how to transfer your account value if shareholders approve the Liquidation, transfers cannot be processed after the Closing Date.

With respect to Variable Contract Holders, after consulting with the insurance company that issued the pertinent Variable Contracts, management has concluded that the liquidation of the Portfolios will not have an impact on a Variable Contract Holder’s right to transfer contract values among and between other investment options offered under their Variable Contracts. A Variable Contract Holder would be able to transfer contract values out of any sub-account invested in the Portfolios or invested in ING Liquid Assets Portfolio free of any charges at any time. In connection with the liquidation of the Portfolios, any such transfer out of the Portfolios or ING Liquid Assets Portfolio within a period beginning 60 days before, and ending 60 days after, the Liquidation Date will not be counted for the purposes of applying any excessive trading policies. After consulting with the insurance company that issued the pertinent Variable Contracts, management has determined that the liquidation of either Portfolio will not alter a Variable Contract Holder’s rights or the obligations of the insurance company to that Variable Contract Holder. In addition, if the Liquidation Plan is adopted, Variable Contract Holders will continue to have the same rights they previously had to withdraw contract values allocated to the Portfolios under their Variable Contracts. Withdrawal of contract value may involve other charges (e.g., surrender charges) and other adverse consequences under the terms of the Variable Contracts, and Variable Contract Holders should consult the prospectus for their Variable Contract for more information.

Are there any federal income tax consequences?

Liquidation of the Portfolios will not result in tax implications for the Portfolios or the Variable Contract Holders or Plan Participants because the Portfolios are held in variable annuity products or Qualified Plans. However, withdrawals of contract value from a Variable Contract or Qualified Plan may have adverse tax consequences, and you should consult your tax adviser before making such withdrawals.

Who pays the costs of the Portfolios’ liquidations?

The Adviser or an affiliate will bear the costs of the Portfolios’ liquidations, including the expense of soliciting the Portfolios’ shareholders for approval of the Liquidation Plan. The Portfolios would bear any transition costs (i.e., commissions) associated with the liquidation of the Portfolios’ securities; however, no transition costs are expected to be incurred in connection with the Liquidation Plan because each Portfolio invests in a corresponding master fund as described in your prospectus dated April 30, 2013. Redemption of these interests is not anticipated to generate any fees or commissions payable by the Portfolios.

What is the required vote?

Approval of the Proposal by each Portfolio’s shareholders requires a majority of the votes cast at a meeting at which a quorum is present. Shareholders of each Portfolio will vote separately on the Proposal.

What happens if a Portfolio’s shareholders do not approve the Proposal?

If a Portfolio’s shareholders do not approve the Proposal with respect to a Portfolio, that Portfolio will continue to be managed in accordance with its current investment objective and policies, and the Board will determine what action, if any, should be taken.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolios’ shareholders.

How is my proxy being solicited?

Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about December 6, 2013. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolio’s registrant, ING Investors Trust, a written revocation or a duly executed proxy bearing a later date. ING Investors Trust is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot or Voting Instruction Card but did not vote on the Liquidation, your proxies will vote on the Liquidation as recommended by the Board.

Quorum and Tabulation

Each shareholder of each Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and, for each fractional share that is owned, the shareholder is entitled to a proportionate fractional vote. Thirty percent (30%) of the shares of a Portfolio, present in person or by proxy, constitutes a quorum for that Portfolio.

Adjournments

In the event that a quorum is not present at the Special Meeting with respect to a Portfolio, or even if such a quorum is present, in the event there are insufficient votes to approve a proposal, or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of ING Investors Trust and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.

Additional Voting Information

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of each Portfolio. The Qualified Plans and participating insurance companies will vote a Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. The Portfolios do not impose any requirement that a minimum percentage of voting instructions be received, before counting the participating insurance companies and Qualified Plans as a Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of the Portfolio’s shares are held by participating insurance companies, which use proportional voting, the presence of such participating insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

How many shares are outstanding?

As of October 25, 2013, the following shares of beneficial interest of the Portfolios were outstanding:

Portfolio	Shares Outstanding
ING American Funds Global Growth and Income Portfolio	1,921,595.942
ING American Funds International Growth and Income Portfolio	1,593,276.050

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of October 25, 2013, no current Trustee owned 1% or more of the outstanding shares of either Portfolio, and the officers and Trustees owned, as a group, less than 1% of the shares of each Portfolio. Appendix C hereto lists the persons that, as of October 25, 2013, owned beneficially or of record 5% or more of the outstanding shares of each Portfolio.

Can shareholders submit proposals for a future Shareholder Meeting?

The Portfolios are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolios have received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolios in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Proxy Solicitation?

The Portfolios will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot and Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Huey P. Falgout, Jr.
Secretary

December 6, 2013

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: INFORMATION ABOUT ING LIQUID ASSETS PORTFOLIO

The following information is excerpted from the April 30, 2013 prospectus of ING Liquid Assets Portfolio for Class S shares. Variable Contract Holders or Plan Participants should review the prospectus of ING Liquid Assets Portfolio, which is available at www.ingfunds.com/literature, carefully before making any investment decisions with respect to this fund.

Investment Objective

The Portfolio seeks high level of current income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Portfolio

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.

Annual Portfolio Operating Expenses

Expenses you pay each year as a % of the value of your investment

Class S
%
Management Fee	0.27
Distribution and/or Shareholder Services (12b-1) Fees	0.25
Other Expenses	0.01
Total Annual Portfolio Operating Expenses	0.53
Waivers and Reimbursements(1)	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	0.53

(1)         The adviser and the distributor are contractually obligated to waive a portion of their advisory fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero through May 1, 2014. Including this waiver, Total Annual Portfolio Operating Expenses After Waivers and Reimbursements would have been 0.38% for the most recent fiscal year. There is no guarantee that the Portfolio will maintain such a yield. Any fees waived or expenses reimbursed may be subject to possible recoupment by the adviser or distributor within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. There is no guarantee that these obligations will continue after May 1, 2014. These obligations will continue if the adviser and distributor elect to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s Board.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests in high-quality, U.S. dollar denominated short-term debt instruments that are determined by the sub-adviser (“Sub-Adviser”) to present minimal credit risks.

The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.

Investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Portfolio will not exceed 60 days and the dollar-weighted average life to maturity of the Portfolio will not exceed 120 days.

The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee Dollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The Portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.

In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are: first, a formal list of high-quality issuers is actively maintained; second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Portfolio’s Board of Trustees), are selected for investment; third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Bank Instruments The Portfolio may invest in certificates of deposit, fixed-time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Focused Investing To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.

Foreign Investments Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

Interest in Loans The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases. As of the date of this Proxy Statement, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Mortgage- and/or Asset-Backed Securities Defaults on or the low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of fixed-income securities.

Municipal Obligations The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Other Investment Companies - Money Market Funds The Portfolio may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not maintain a stable net asset value of $1.00 or otherwise comply with Rule 2a-7. If the Portfolio invests in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

When Issued and Delayed Delivery Securities and Forward Commitments When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Portfolio Management

Investment Adviser

Directed Services LLC

Sub-Adviser

ING Investment Management Co. LLC

Portfolio Manager

David S. Yealy, Portfolio Manager (since 11/04)

APPENDIX B: PLAN OF LIQUIDATION AND DISSOLUTION OF SERIES

ING American Funds Global Growth and Income Portfolio

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING American Funds Global Growth and Income Portfolio (the “Portfolio”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Portfolio is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Agreement and Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) has determined, on behalf of the Portfolio, that it is in the best interests of the Portfolio and its shareholders to liquidate and dissolve the Portfolio; and

WHEREAS, by resolutions of the Board on September 12, 2013, the Board considered and adopted this Plan as the method of liquidating and dissolving the Portfolio in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust and Bylaws, including, but not limited to, Article XI, Section 11.2 of the Declaration of Trust.

NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth.

1. Effective Date of Plan. This Plan shall become effective with respect to the Portfolio on January 17, 2014 or on a date deemed appropriate by the officers of the Trust (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the shares of the Portfolio outstanding and entitled to vote.

2. Liquidation. As soon as practicable following the Effective Date, the Portfolio shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3. Cessation of Business. Upon the Effective Date, the Portfolio shall thereupon cease the public offering of its shares, shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Portfolio’s assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Portfolio may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on January 17, 2014 or on the same day as the Effective Date (the “Closing Date”). On such date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Portfolio’s assets shall not be transferable or redeemable.

5. Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than February 7, 2014 or on a date deemed appropriate by the officers of the Trust (the “Liquidation Date”), all portfolio securities of the Portfolio not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6. Liabilities. During the period between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Portfolio shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Portfolio. If the Portfolio is unable to pay, discharge or otherwise provide for any liabilities of the Portfolio during the Liquidation Period, the Portfolio may, however, retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

7. Distribution to Shareholders. The Portfolio’s assets will be distributed ratably among the Portfolio’s shareholders of record in one or more cash payments no later than the end of the Liquidation Period. The value of such cash payments shall be allocated to ING Liquid Assets Portfolio. The first distribution of the Portfolio’s assets is expected to consist of cash representing substantially all the assets of the Portfolio, less the amount reserved to pay creditors of the Portfolio, if any.

If the Trustees are unable to make distributions to all of the Portfolio’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Portfolio shares are payable, the Trustees may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the shareholders.

8. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Portfolio receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a. The Trust will determine the shareholders of record of the Portfolio as of the Liquidation Date of the Plan.

b. The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Portfolio (net of all expenses associated with effecting the disposition of such cash or distribution).

c.  The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash.

d. If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9. Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Portfolio shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Portfolio all of the Portfolio’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.       Expenses. The investment adviser (or an affiliate of the investment adviser) shall bear (either directly or, if applicable, through an expense reimbursement provision with the Portfolio) the expenses incurred in connection with carrying out this Plan with respect to the Portfolio including, but not limited to, printing, legal, accounting, custodian and transfer agency fees and the expenses of reports to shareholders whether or not the Liquidation contemplated by this Plan is effected with the exception of transition costs which shall be borne by the Portfolio. Any expenses and liabilities attributed to the Portfolio that were not accrued for at the time of the Liquidation will also be borne by the investment adviser (or an affiliate of the investment adviser) unless such expenses and liabilities, or any portion thereof, shall be payable under an insurance policy purchased by the Trust.

11.       Powers of Board of Trustees. The Trust’s Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

12.       Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Portfolio, and the distribution of the Portfolio’s net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the Investment Company Act, the Code, the Declaration of Trust, and Bylaws of the Trust, if the Board

determines that such action would be advisable and in the best interests of the Portfolio and its shareholders.

13.       Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust’s Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Portfolio.

14.       Filings. As soon as practicable after the final distribution of the Portfolio’s assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Portfolio and any other documents as are necessary to effect the liquidation and dissolution of the Portfolio in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Portfolio’s final income tax returns, Forms 966, 1096 and 1099.

15.       Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

16.       Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST

on behalf of ING American Funds

Global Growth and Income Fund

By:	/s/Todd Modic

Todd Modic

Senior Vice President

ING American Funds International Growth and Income Portfolio

This Plan of Liquidation and Dissolution of Series (the “Plan”) is made by ING Investors Trust (the “Trust”), a Massachusetts business trust, with respect to ING American Funds International Growth and

Income Portfolio (the “Portfolio”), a separate series of shares of beneficial interest, and a segregated portfolio of assets, of the Trust. The Portfolio is a series of an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with all provisions of Massachusetts law, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and the Trust’s Amended and Restated Agreement and Declaration of Trust dated the 26th day of February, 2002, as amended (the “Declaration of Trust”).

WHEREAS, the Trust’s Board of Trustees (the “Trustees”) has determined, on behalf of the Portfolio, that it is in the best interests of the Portfolio and its shareholders to liquidate and dissolve the Portfolio; and

WHEREAS, by resolutions of the Board on September 12, 2013, the Board considered and adopted this Plan as the method of liquidating and dissolving the Portfolio in accordance with applicable provisions of Massachusetts law and the Trust’s Declaration of Trust and Bylaws, including, but not limited to, Article XI, Section 11.2 of the Declaration of Trust.

NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth.

1.             Effective Date of Plan. This Plan shall become effective with respect to the Portfolio on January 17, 2014 or on a date deemed appropriate by the officers of the Trust (the “Effective Date”). This Plan shall not become effective if it has not been adopted by a majority of the shares of the Portfolio outstanding and entitled to vote.

2.             Liquidation. As soon as practicable following the Effective Date, the Portfolio shall be liquidated in accordance with Section 331 of the Code (the “Liquidation”).

3.             Cessation of Business. Upon the Effective Date, the Portfolio shall thereupon cease the public offering of its shares, shall not engage in any business activities, except for the purposes of winding up its business and affairs, and shall distribute the Portfolio’s assets to its shareholders in accordance with the provisions of this Plan; provided, however, that the Portfolio may continue to carry on its activities as an investment company, as described in its current prospectus, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders has been made.

4.             Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Portfolio shall be fixed on the basis of their respective shareholdings at the close of business on January 17, 2014 or on the same day as the Effective Date (the “Closing Date”). On such date, the books of the Portfolio shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the Commonwealth of Massachusetts or otherwise, the shareholders’ respective interests in the Portfolio’s assets shall not be transferable or redeemable.

5.             Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, but in no event later than February 7, 2014 or on a date deemed appropriate by the officers of the Trust (the

“Liquidation Date”), all portfolio securities of the Portfolio not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

6.             Liabilities. During the period between the Effective Date and the Liquidation Date (the “Liquidation Period”), the Portfolio shall pay, discharge, or otherwise provide for the payment or discharge of, any and all liabilities and obligations of the Portfolio. If the Portfolio is unable to pay, discharge or otherwise provide for any liabilities of the Portfolio during the Liquidation Period, the Portfolio may, however, retain cash or cash equivalents in an amount that it estimates is necessary to discharge any unpaid liabilities and obligations of the Portfolio on the Portfolio’s books as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Trustees shall reasonably deem to exist against the assets of the Portfolio on the Portfolio’s books.

7.             Distribution to Shareholders. The Portfolio’s assets will be distributed ratably among the Portfolio’s shareholders of record in one or more cash payments no later than the end of the Liquidation Period. The value of such cash payments shall be allocated to ING Liquid Assets Portfolio. The first distribution of the Portfolio’s assets is expected to consist of cash representing substantially all the assets of the Portfolio, less the amount reserved to pay creditors of the Portfolio, if any.

If the Trustees are unable to make distributions to all of the Portfolio’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of Portfolio shares are payable, the Trustees may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the shareholders.

8.             Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Portfolio receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, except as otherwise described below, such cash or other distribution will be disbursed in the following manner:

a.             The Trust will determine the shareholders of record of the Portfolio as of the Liquidation Date of the Plan.

b.             The Trust will then identify the shareholders of record as of the Effective Date who would be entitled to a pro rata share of the cash or distribution received by the Portfolio (net of all expenses associated with effecting the disposition of such cash or distribution).

c.             The Trust will then be responsible for disbursing to each such shareholder of record, identified in accordance with paragraph 8.b above, their pro rata portion of the cash.

d.             If there are no shareholders entitled to receive such proceeds, any cash or distribution will be distributed proportionately among the remaining series of the Trust based on the net assets of each series.

9.             Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the Liquidation Date, the Portfolio shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Portfolio all of the Portfolio’s investment company taxable income for taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.          Expenses. The investment adviser (or an affiliate of the investment adviser) shall bear (either directly or, if applicable, through an expense reimbursement provision with the Portfolio) the expenses incurred in connection with carrying out this Plan with respect to the Portfolio including, but not limited to, printing, legal, accounting, custodian and transfer agency fees and the expenses of reports to shareholders whether or not the Liquidation contemplated by this Plan is effected with the exception of transition costs which shall be borne by the Portfolio. Any expenses and liabilities attributed to the Portfolio that were not accrued for at the time of the Liquidation will also be borne by the investment adviser (or an affiliate of the investment adviser) unless such expenses and liabilities, or any portion thereof, shall be payable under an insurance policy purchased by the Trust.

11.          Powers of Board of Trustees. The Trust’s Board and, subject to the direction of the Board, its officers shall have authority to do or authorize any or all acts and things as provided for in this Plan and any and all such further acts as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

12.          Amendment of Plan. The Board shall have the authority at any time to authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Portfolio, and the distribution of the Portfolio’s net assets to its shareholders in accordance with the laws of the Commonwealth of Massachusetts, the Investment Company Act, the Code, the Declaration of Trust, and Bylaws of the Trust, if the Board determines that such action would be advisable and in the best interests of the Portfolio and its shareholders.

13.          Termination of Plan. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Trust’s Board at any time prior to the Liquidation Date if circumstances should develop that, in the opinion of the Trustees in their sole discretion, make proceeding with this Plan inadvisable for the Portfolio.

14.          Filings. As soon as practicable after the final distribution of the Portfolio’s assets to shareholders, the Trust shall file a notice of liquidation and dissolution of the Portfolio and any other documents as are necessary to effect the liquidation and dissolution of the Portfolio in accordance with the requirements of the Trust’s Declaration of Trust, Massachusetts law, the Code, any applicable securities laws, and any rules and regulations of the U.S. Securities and Exchange Commission or any state securities commission, including, without limitation, withdrawing any qualification to conduct business in any state in which the Portfolio is so qualified, as well as the preparation and filing of any tax returns, including, but not limited to the Portfolio’s final income tax returns, Forms 966, 1096 and 1099.

15.          Further Assurances. The Trust shall take such further action, prior to, at, and after the Liquidation Date, as may be necessary or desirable and proper to consummate the transactions contemplated by this Plan.

16.          Governing Law.  This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

ING INVESTORS TRUST

on behalf of ING American Funds

International Growth and Income Fund

By:	/s/Todd Modic

Todd Modic

Senior Vice President

APPENDIX C: BENEFICIAL OWNERSHIP

ING American Funds Global Growth and Income Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership(1)	Percentage of Portfolio
ING USA Annuity and Life Insurance Company 1475 Dunwoody Drive West Chester, PA 19380-1478	97.35% Beneficial	97.35%

(1)         Each of these entities is the shareholder of record and may be deemed to be the benefical owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

ING American Funds International Growth and Income Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership(1)	Percentage of Portfolio
ING USA Annuity and Life Insurance Company 1475 Dunwoody Drive West Chester, PA 19380-1478	97.85% Beneficial	97.85%

(1)         Each of these entities is the shareholder of record and may be deemed to be the benefical owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63722-S11531	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:				For	Against	Abstain

1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of each Portfolio.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting to Be Held on January 16, 2014.

The Proxy Statement/Prospectus for the Special Shareholder Meeting and the Notice of Special Shareholder Meeting are available at WWW.PROXYVOTE.COM/ING.

M63723-S11531

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 on January 16, 2014, at 1:00 P.M., local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted “FOR” the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Voting Instruction Card below, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card. VOTING INSTRUCTION CARD FOR A MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2014.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63914-Z61900	KEEP THIS PORTION FOR YOUR RECORDS
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:				For	Against	Abstain

1. To approve the Plan of Liquidation and Dissolution, providing for the liquidation and dissolution of each Portfolio.				☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting to Be Held on January 16, 2014.

The Proxy Statement/Prospectus for the Special Shareholder Meeting and the Notice of Special
Shareholder Meeting are available at WWW.PROXYVOTE.COM/ING.

M63915-Z61900

ING AMERICAN FUNDS GLOBAL GROWTH AND INCOME PORTFOLIO ING AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 16, 2014 THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints the reverse-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the "Portfolio") attributable to his or her contract or interest therein as directed on the reverse side of this Card.

This Voting Instruction Card will be voted as instructed. If no specification is made, the Voting Instruction Card will be voted as recommended by the Trustees.

If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to the account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable. The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

VOTING INSTRUCTION CARD MUST BE SIGNED AND DATED ON THE REVERSE SIDE